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                      SEI INSTITUTIONAL INVESTMENTS TRUST
                           INTERNATIONAL EQUITY FUND
                                 SMALL CAP FUND

                        SUPPLEMENT DATED JUNE 29, 1998,
                   TO THE PROSPECTUS DATED SEPTEMBER 30, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, appointed Capital Guardian Trust Company ("Capital Guardian") as a Money Manager to the Trust's International Equity Fund (the "Fund"). Capital Guardian was approved as a Money Manager at the Quarterly Meeting of the Board of Trustees held on June 10, 1998, and its appointment does not require Shareholder approval. This procedure for adding money managers was approved by the Trust's sole initial shareholder on June 14, 1996, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating Capital Guardian, the Trustees received written and oral information from SEI Investments Management Corporation ("SIMC") and Capital Guardian. SIMC recommended the selection of Capital Guardian and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of Capital Guardian and considered information about portfolio managers, investment philosophy, strategy and process, as well as its performance track record, among other factors. In appointing Capital Guardian, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Capital Guardian; (2) the distinct investment objective and policies of the Fund; (3) the history, reputation, qualification and background of Capital Guardian's personnel and financial condition; (4) its performance track record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Capital Guardian, including any benefits to be received by Capital Guardian or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SIMC (the "Adviser") and Capital Guardian relating to the Fund, Capital Guardian makes investment decisions for the assets of the Fund allocated to it by SIMC, continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Capital Guardian is independent of SIMC and discharges its responsibility subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other Money Managers. Specifically, the duties to be performed under the Agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other Agreements. The Sub-Advisory Agreement will remain in effect until June 2000 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Capital Guardian as Money Manager to the Fund, "The Money Managers" Section on page 16 of the Prospectus is amended by inserting the following disclosure:

CAPITAL GUARDIAN TRUST COMPANY

Capital Guardian Trust Company ("Capital Guardian") acts as a Money Manager for a portion of the assets of the International Equity Fund. Capital Guardian is a California trust company founded in 1968, and is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has managed international portfolios since 1978, and as of March 31, 1998, managed a total of over $77 billion, primarily for institutional clients. The principal business address of Capital Guardian and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.
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Capital Guardian utilizes a multiple portfolio management system under which a group of portfolio managers each will have investment discretion over a portion of the assets of the Fund managed by Capital Guardian. Capital Guardian utilizes a research driven, value-oriented investment philosophy.

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The description of Nicholas-Applegate in the "Money Managers" section of the prospectus is hereby replaced with the following language:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Nicholas-Applegate Capital Management ("Nicholas-Applegate") serves as a Money Manager for a portion of the assets of the Small Cap Fund. Nicholas-Applegate has operated as an investment adviser which provides investment services to numerous clients, including employee benefit plans, public retirement systems and unions, university endowments, foundations, investment companies, other institutional investors and individuals. As of June 30, 1997, Nicholas-Applegate had discretionary management authority with respect to approximately $30.3 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by a corporation controlled by Arthur E. Nicholas.

Nicholas-Applegate manages its portion of the Small Cap Fund's assets through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. The U.S. Systematic team is responsible for the day-to-day management of the Fund's assets. The lead U.S. Systematic portfolio manager is John Kane, and he is assisted by five other portfolio manager/ analysts for the Fund's U.S. Systematic assets. Mr. Kane has been a fund manager and investment team leader since June 1994. Prior to joining Nicholas-Applegate, he had 25 years of investment/economics experience with ARCO Investment Management Company and General Electric Company.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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